                                                                   EXHIBIT 10.36


                  SUPPLEMENT NO. 3 TO GRANTOR TRUST AGREEMENT


         THIS SUPPLEMENT NO. 3 TO GRANTOR TRUST AGREEMENT (this "Supplement") is made and entered into as of the 18th day of May, 1999, by THOUSAND TRAILS, INC., a Delaware corporation (the "Company"), and a majority of the persons presently named as beneficiaries under the Grantor Trust Agreement, dated as of September 30, 1991 (the "Trust Agreement"), between the Company and UNION BANK OF CALIFORNIA, N. A., as Trustee (the "Trustee").

RECITALS

         A. The Company, as the successor to Thousand Trails, Inc., a Washington corporation, entered into the Trust Agreement to provide, among other things, for the funding of its indemnification obligations to its directors and officers under indemnification agreements, its constituent instruments, and applicable law.

         B. Pursuant to Section 12 of the Trust Agreement, the Company and a majority of the persons presently named as beneficiaries under the Trust Agreement desire to provide for the termination of the trust created by the Trust Agreement (the "Trust") and for the distribution to the Company of all of the assets in the Trust as of June 30, 1999.

         C. There is no litigation or other proceeding pending or threatened with respect to any Claim (as defined in the Trust Agreement) and no beneficiary under the Trust Agreement has given notice that any Claim is likely to be asserted in the future on the grounds of evidence known to or suspected by such beneficiary.

AGREEMENTS

         NOW, THEREFORE, the Company and a majority of the persons presently named as beneficiaries under the Trust Agreement, intending to be legally bound, hereby agrees as follows:

         1. Pursuant to Section 12 of the Trust Agreement, the Company and the twelve (12) persons signing below, who represent a majority of the twenty-three
(23) persons presently named as beneficiaries under the Trust Agreement, hereby agree and consent to the termination of the Trust as of June 30, 1999, and to the distribution to the Company of all of the assets in the Trust as of June 30, 1999. For this purpose, the Trustee is authorized and directed to (a) determine the market value of the assets in the Trust as of June 30, 1999, and
(b) liquidate and distribute to the Company an amount equal to one hundred percent (100%) of the market value of the assets in the Trust as of June 30, 1999.

         IN WITNESS WHEREOF, this Supplement has been executed and delivered as of the date first above written.

                                   THOUSAND TRAILS, INC.



                                   By: /s/William J. Shaw
                                       -----------------------------
                                       William J. Shaw
                                       President and Chief Executive Officer

                     AGREEMENT AND CONSENT OF BENEFICIARIES

        The undersigned, a beneficiary of the Trust Agreement referred to in the Supplement No. 3 to Grantor Trust Agreement attached hereto (the "Supplement"), hereby acknowledges receipt of, and consents and agrees to, the terms of the Supplement.

Dated:     May 18, 1999                    /s/ Andrew M. Boa
       ------------------------            ------------------------
                                           Andrew M. Boas

Dated:     May 18, 1999                    /s/ R. Gerald Gelinas
       ------------------------            ------------------------
                                           R. Gerald Gelinas

Dated:     May 18, 1999                    /s/ Kenneth E. Hendrycy
       ------------------------            ------------------------
                                           Kenneth E. Hendrycy

Dated:     May 18, 1999                    /s/ Donald R. Hair
       ------------------------            ------------------------
                                           Donald R. Hair

Dated:     May 18, 1999                    /s/ Walter B. Jaccard
       ------------------------            ------------------------
                                           Walter B. Jaccard

Dated:     May 18, 1999                    /s/ Kenneth E. Hendrycy
       ------------------------            ------------------------
                                           William P. Kovacs

Dated:     May 18, 1999                    /s/ Donald R. Leopold
       ------------------------            ------------------------
                                           Donald R. Leopold

Dated:     May 18, 1999                    /s/ H. Sean Mathis
       ------------------------            ------------------------
                                           H. Sean Mathis

Dated:     May 18, 1999                    /s/ David A. McCrum
       ------------------------            ------------------------
                                           David A. McCrum

Dated:     May 18, 1999                    /s/ Douglas K. Nelson
       ------------------------            ------------------------
                                           Douglas K. Nelson

Dated:     May 18, 1999                    /s/ William J. Shaw
       ------------------------            ------------------------
                                           William J. Shaw

Dated:     May 18, 1999                    /s/ Harry J. White, Jr.
       ------------------------            ------------------------
                                           Harry J. White, Jr.



                                     - 3 -